UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 24, 2013

Umax Group Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-174334	99-0364796
(Commission File Number)	(IRS Employer Identification No.)

3923 West 6th Street Ste. 312
Los Angeles, California	90020
(Address of Principal Executive Offices)	(Zip Code)

(213) 381-6627

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  EXPANATORY NOTE:    The SEC has requested us to:

1)        provide a copy of this Form 8K/A to our independent public accountants and request that they confirm by letter whether or not they agree to the statements made in the Form 8K / A, and

2)      Confirm that in future our auditor’s review will be conducted in accordance with the standards of the PCAOB.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 24, 2013   the Company filed its quarterly report on Form 10Q   for the period ended October 31, 2013 with the United States Securities and Exchange Commission.  This filing was consummated without the consent of the Company’s independent public accountants. The Company’s independent public accountants had identified errors in the draft interim consolidated financial statements presented to them by the Company for their review. The Company’s independent public accountants were never provided with revised interim consolidated financial statements to complete their review of the interim consolidated financial statements included in the quarterly report on Form 10-Q using professional standards and procedures conducted for such reviews, as established by generally accepted auditing standards. Therefore, the Company’s management and the independent registered public accountants have determined that the previously issued consolidated financial statements included in our quarterly report on Form 10-Q for the period ended October 31, 2013 should not be relied upon.

The Company’s independent public accountants became aware that the Company had filed the Company filed its quarterly report on Form 10Q   for the period ended October 31, 2013 with the United States Securities and Exchange Commission without its consent on January 24, 2014. On January 24, 2014, the Company’s independent public accountants for the Company advised the Company of the insufficiency of the filing and requested it be amended.

The Company confirms that it will file its interim financial statements included in the quarterly report on Form 10-Q/A Amendment No. 1 for the period ended October 31, 2013, with proper authorization from its independent public accountants, as soon as practically possible.

The Company has informed Cutler & Co., LLC, the Company’s independent registered public accounting firm, of the matters disclosed in this filing, and has included as an exhibit to this Form 8K/A filing the acknowledgment of Cutler & Co., LLC.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.                          Description

----------                               -----------

16.1                                  Letter of Cutler & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Umax Group Corp.

Date: February 5, 2014	By:	/s/ Michelle Mercier
Chief Financial Officer and Director